Exhibit 99.3


[LOGO CONOCOPHILLIPS]



                                                        SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                   Millions of Dollars
                                     ----------------------------------------------------------------------------------
                                                      2004                                       2005
                                     -----------------------------------------  ---------------------------------------
                                     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                     -----------------------------------------  ---------------------------------------
    --------------------------------------------------------------------------  ---------------------------------------
    Income (Loss) from Continuing Operations
      Before Accounting Changes
    U.S. E&P                             635     671     701     935    2,942       892     966                  1,858
    International E&P                    622     683     719     736    2,760       895     963                  1,858
    --------------------------------------------------------------------------  ---------------------------------------
    Total E&P                          1,257   1,354   1,420   1,671    5,702     1,787   1,929                  3,716
    --------------------------------------------------------------------------  ---------------------------------------
    Midstream                             55      42      38     100      235       385      68                    453
    --------------------------------------------------------------------------  ---------------------------------------

    U.S. R&M                             403     734     505     484    2,126       570     936                  1,506
    International R&M                     61      84     203     269      617       130     174                    304
    --------------------------------------------------------------------------  ---------------------------------------
    Total R&M                            464     818     708     753    2,743       700   1,110                  1,810
    --------------------------------------------------------------------------  ---------------------------------------

    LUKOIL Investment                      -       -       -      74       74       110     148                    258

    Chemicals                             39      46      81      83      249       133      63                    196

    Emerging Businesses                  (22)    (29)    (27)    (24)    (102)       (8)     (8)                   (16)

    Corporate and Other                 (190)   (218)   (209)   (177)    (794)     (184)   (179)                  (363)

    --------------------------------------------------------------------------  ---------------------------------------
    Consolidated                       1,603   2,013   2,011   2,480    8,107     2,923   3,131                  6,054
    ==========================================================================  =======================================

    Cumulative Effect of Accounting Changes
    U.S. E&P                               -       -       -       -        -         -       -                      -
    International E&P                      -       -       -       -        -         -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------
    Total E&P                              -       -       -       -        -         -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------
    Midstream                              -       -       -       -        -         -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------

    U.S. R&M                               -       -       -       -        -         -       -                      -
    International R&M                      -       -       -       -        -         -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------
    Total R&M                              -       -       -       -        -         -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------

    LUKOIL Investment                      -       -       -       -        -         -       -                      -

    Chemicals                              -       -       -       -        -         -       -                      -

    Emerging Businesses                    -       -       -       -        -         -       -                      -

    Corporate and Other                    -       -       -       -        -         -       -                      -

    --------------------------------------------------------------------------  ---------------------------------------
    Consolidated                           -       -       -       -        -         -       -                      -
    ==========================================================================  =======================================

    Income (Loss) from Discontinued Operations
    Corporate and Other                   13      62      (5)    (48)      22       (11)      7                     (4)
    ==========================================================================  =======================================

    Net Income (Loss)
    U.S. E&P                             635     671     701     935    2,942       892     966                  1,858
    International E&P                    622     683     719     736    2,760       895     963                  1,858
    --------------------------------------------------------------------------  ---------------------------------------

    Total E&P                          1,257   1,354   1,420   1,671    5,702     1,787   1,929                  3,716
    --------------------------------------------------------------------------  ---------------------------------------


    Midstream                             55      42      38     100      235       385      68                    453
    --------------------------------------------------------------------------  ---------------------------------------

    U.S. R&M                             403     734     505     484    2,126       570     936                  1,506
    International R&M                     61      84     203     269      617       130     174                    304
    --------------------------------------------------------------------------  ---------------------------------------

    Total R&M                            464     818     708     753    2,743       700   1,110                  1,810
    --------------------------------------------------------------------------  ---------------------------------------


    LUKOIL Investment                      -       -       -      74       74       110     148                    258

    Chemicals                             39      46      81      83      249       133      63                    196

    Emerging Businesses                  (22)    (29)    (27)    (24)    (102)       (8)     (8)                   (16)

    Corporate and Other                 (177)   (156)   (214)   (225)    (772)     (195)   (172)                  (367)

    --------------------------------------------------------------------------  ---------------------------------------
    --------------------------------------------------------------------------  ---------------------------------------
    Consolidated                       1,616   2,075   2,006   2,432    8,129     2,912   3,138                  6,050
    ==========================================================================  =======================================



                                                   INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                   Millions of Dollars
                                     ----------------------------------------------------------------------------------
                                                      2004                                       2005
                                     -----------------------------------------  ---------------------------------------
                                     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                     -----------------------------------------  ---------------------------------------
    Income from Continuing Operations
      Before Income Taxes
    U.S. E&P                             987   1,049   1,057   1,433    4,526     1,388   1,504                  2,892
    International E&P                  1,410   1,360   1,654   1,684    6,108     2,020   2,152                  4,172
    --------------------------------------------------------------------------  ---------------------------------------
    Total E&P                          2,397   2,409   2,711   3,117   10,634     3,408   3,656                  7,064
    --------------------------------------------------------------------------  ---------------------------------------

    Midstream                             86      66      62     158      372       449     107                    556
    --------------------------------------------------------------------------  ---------------------------------------

    U.S. R&M                             636   1,149     803     772    3,360       901   1,485                  2,386
    International R&M                     79     111     268     356      814       160     203                    363
    --------------------------------------------------------------------------  ---------------------------------------

    Total R&M                            715   1,260   1,071   1,128    4,174     1,061   1,688                  2,749
    --------------------------------------------------------------------------  ---------------------------------------

    LUKOIL Investment                      -       -       -      74       74       115     153                    268

    Chemicals                             49      56      99     109      313       187      84                    271

    Emerging Businesses                  (34)    (42)    (44)    (34)    (154)      (13)    (13)                   (26)

    Corporate and Other                 (249)   (279)   (239)   (277)  (1,044)     (267)   (243)                  (510)

    --------------------------------------------------------------------------  ---------------------------------------
    Consolidated                       2,964   3,470   3,660   4,275   14,369     4,940   5,432                 10,372
    ==========================================================================  =======================================

    Income from Continuing Operations
      Effective Tax Rates
    U.S. E&P                           35.7%   36.0%   33.7%   34.8%    35.0%     35.7%   35.8%                  35.8%
    International E&P                  55.9%   49.8%   56.5%   56.3%    54.8%     55.7%   55.3%                  55.5%
    --------------------------------------------------------------------------  ---------------------------------------

    Total E&P                          47.6%   43.8%   47.6%   46.4%    46.4%     47.6%   47.2%                  47.4%
    --------------------------------------------------------------------------  ---------------------------------------

    Midstream                          36.0%   36.4%   38.7%   36.7%    36.8%     14.3%   36.4%                  18.5%
    --------------------------------------------------------------------------  ---------------------------------------

    U.S. R&M                           36.6%   36.1%   37.1%   37.3%    36.7%     36.7%   37.0%                  36.9%
    International R&M                  22.8%   24.3%   24.3%   24.4%    24.2%     18.8%   14.3%                  16.3%
    --------------------------------------------------------------------------  ---------------------------------------

    Total R&M                          35.1%   35.1%   33.9%   33.2%    34.3%     34.0%   34.2%                  34.2%
    --------------------------------------------------------------------------  ---------------------------------------


    LUKOIL Investment                    n/a     n/a     n/a    0.0%     0.0%      4.3%    3.3%                   3.7%

    Chemicals                          20.4%   17.9%   18.2%   23.9%    20.4%     28.9%   25.0%                  27.7%

    Emerging Businesses                35.3%   31.0%   38.6%   29.4%    33.8%     38.5%   38.5%                  38.5%

    Corporate and Other                23.7%   21.9%   12.6%   36.1%    23.9%     31.1%   26.3%                  28.8%

    --------------------------------------------------------------------------  ---------------------------------------

    Consolidated                       45.9%   42.0%   45.1%   42.0%    43.6%     40.8%   42.4%                  41.6%
    ==========================================================================  =======================================



                                            CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

                                                                     Millions of Dollars
                                     ----------------------------------------------------------------------------------
                                                      2004                                       2005
                                     -----------------------------------------  ---------------------------------------
                                     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                     -----------------------------------------  ---------------------------------------
    U.S. E&P
    Gain (loss) on asset sales             -       -       -       -        -        90       -                     90
    Property impairments                  (3)      -       -      (9)     (12)        -       -                      -
    Tax credit utilization                 -       -      22      28       50         -       -                      -
    Insurance premium adjustment           -       -       -     (17)     (17)        -      (5)                    (5)
    Pending claims and settlements         -       -       -       -        -         -      15                     15
    --------------------------------------------------------------------------  ---------------------------------------

      Total                               (3)      -      22       2       21        90      10                    100
    --------------------------------------------------------------------------  ---------------------------------------

    International E&P
    Gain (loss) on asset sales            56     (13)      -       -       43         -      15                     15
    Property impairments                   -       -      (1)    (29)     (30)        -       -                      -
    Insurance premium adjustment           -       -       -     (17)     (17)        -     (10)                   (10)
    Canada tax law change                  -      31       -      41       72         -       -                      -
    Pending claims and settlements         -       -       -       -        -         -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------
      Total                               56      18      (1)     (5)      68         -       5                      5
    --------------------------------------------------------------------------  ---------------------------------------

    Total E&P                             53      18      21      (3)      89        90      15                    105
    --------------------------------------------------------------------------  ---------------------------------------

    Midstream
    Property impairments                 (12)    (10)      -       -      (22)       (6)     (7)                   (13)
    DEFS' sale of TEPPCO general
      partnership                          -       -       -       -        -       306       -                    306
    --------------------------------------------------------------------------  ---------------------------------------
      Total                              (12)    (10)      -       -      (22)      300      (7)                   293
    --------------------------------------------------------------------------  ---------------------------------------

    U.S. R&M
    Gain (loss) on asset sales             -       -       -       -        -        31       -                     31
    Property impairments                  (5)      -      (6)    (28)     (39)        -       -                      -
    Insurance premium adjustment           -       -       -      (6)      (6)        -      (7)                    (7)
    Pending claims and settlements         -       -     (34)      -      (34)        -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------
      Total                               (5)      -     (40)    (34)     (79)       31      (7)                    24
    --------------------------------------------------------------------------  ---------------------------------------

    International R&M
    Gain (loss) on asset sales             -       -       -       -        -         -      25                     25
    Property impairments                   -       -       -       -        -         -       -                      -
    Other                                  -       -       -       -        -         -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------
      Total                                -       -       -       -        -         -      25                     25
    --------------------------------------------------------------------------  ---------------------------------------

    Total R&M                             (5)      -     (40)    (34)     (79)       31      18                     49
    --------------------------------------------------------------------------  ---------------------------------------

    LUKOIL Investment
                                           -       -       -       -        -         -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------

      Total                                -       -       -       -        -         -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------

    Chemicals
                                           -       -       -       -        -         -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------

      Total                                -       -       -       -        -         -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------

    Emerging Businesses
                                           -       -       -       -        -         -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------
      Total                                -       -       -       -        -         -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------

    Corporate and Other
    Property impairments                   -       -       -       -        -         -       -                      -
    Merger-related expenses              (14)      -       -       -      (14)        -       -                      -
    Premium on early debt retirement       -       -     (43)      -      (43)       (8)      -                     (8)
    Other                                  -       -       -       -        -         -       -                      -
    --------------------------------------------------------------------------  ---------------------------------------
      Total                              (14)      -     (43)      -      (57)       (8)      -                     (8)
    --------------------------------------------------------------------------  ---------------------------------------

    Total Company                         22       8     (62)    (37)     (69)      413      26                    439
    ==========================================================================  =======================================





                                                                            CASH FLOW INFORMATION

                                                                             Millions of Dollars
                                              ----------------------------------------------------------------------------------
                                                               2004                                       2005
                                              ----------------------------------------   ---------------------------------------
                                              1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                              ----------------------------------------   ---------------------------------------
 Cash Flows from Operating Activities
   Income from continuing operations            1,603   2,013   2,011   2,480   8,107      2,923   3,131                  6,054
   DD&A and property impairments                  949     932     950   1,131   3,962      1,063     994                  2,057
   Dry hole costs and leasehold impairments        87     105     150      75     417        109      47                    156
   Accretion on discounted liabilities             36      41      49      45     171         48      41                     89
   Deferred income taxes                          360     310     328      27   1,025        123     369                    492
   Undistributed equity earnings                 (181)    (97)   (263)   (236)   (777)      (805)   (414)                (1,219)
   Net (gain) loss on asset dispositions          (82)     (6)      6     (34)   (116)      (177)    (65)                  (242)
   Other                                           70      65     (30)   (295)   (190)       (78)   (113)                  (191)
   Net working capital changes                   (777) (1,101)  1,267      10    (601)       888  (1,224)                  (336)
   Discontinued operations                          8      14     (55)     (6)    (39)        (5)      2                     (3)
 -------------------------------------------------------------------------------------   ---------------------------------------

 Net Cash Provided by
   Operating Activities                         2,073   2,276   4,413   3,197  11,959      4,089   2,768                  6,857
 -------------------------------------------------------------------------------------   ---------------------------------------

 Cash Flows from Investing Activities
   Capital expenditures and investments:
     E&P                                       (1,210) (1,239) (1,248) (1,552) (5,249)    (1,206) (2,337)                (3,543)
     Midstream                                     (3)     (2)     (1)     (1)     (7)        (1)      -                     (1)
     R&M                                         (215)   (278)   (277)   (574) (1,344)      (275)   (360)                  (635)
     LUKOIL Investment                              -       -       -  (2,649) (2,649)      (324)   (384)                  (708)
     Chemicals                                      -       -       -       -       -          -       -                      -
     Emerging Businesses                          (28)    (27)    (19)     (1)    (75)         4      (7)                    (3)
     Corporate and Other                          (25)    (38)    (49)    (60)   (172)       (20)    (37)                   (57)
 -------------------------------------------------------------------------------------   ---------------------------------------

       Total capital expend. & investments     (1,481) (1,584) (1,594) (4,837) (9,496)    (1,822) (3,125)                (4,947)
   Acquisitions - adoption &
       application of FIN 46                        -       -      11       -      11          -       -                      -
   Proceeds from asset dispositions               449     905      73     164   1,591         87     221                    308
   Long-term advances to/collections from
     affiliates and other investments             (44)      9      30     112     107         25       4                     29
   Discontinued operations                         (1)     (1)      -       1      (1)         -       -                      -
 -------------------------------------------------------------------------------------   ---------------------------------------

 Net Cash Used for Investing Activities        (1,077)   (671) (1,480) (4,560) (7,788)    (1,710) (2,900)                (4,610)
 -------------------------------------------------------------------------------------   ---------------------------------------

 Cash Flows from Financing Activities
   Net issuance (repayment) of debt              (722) (1,361)   (221)   (471) (2,775)      (986)    (13)                  (999)
   Issuance of stock                              112      95      62     161     430        155     108                    263
   Repurchase of stock                              -       -       -       -       -       (194)   (382)                  (576)
   Dividends                                     (294)   (296)   (296)   (346) (1,232)      (348)   (432)                  (780)
   Other                                           89      94     (66)     61     178         64      33                     97
 -------------------------------------------------------------------------------------   ---------------------------------------

 Net Cash Provided by (Used for)
   Financing Activities                          (815) (1,468)   (521)   (595) (3,399)    (1,309)   (686)                (1,995)
 -------------------------------------------------------------------------------------   ---------------------------------------

 Effect of Exchange Rate Changes                  (12)      8      47      82     125        (36)    (62)                   (98)
 -------------------------------------------------------------------------------------   ---------------------------------------

 Net Change in Cash
   and Cash Equivalents                           169     145   2,459  (1,876)    897      1,034    (880)                   154
 Cash and cash equivalents
   at beginning of period                         490     659     804   3,263     490      1,387   2,421                  1,387
 -------------------------------------------------------------------------------------   ---------------------------------------
 Cash and Cash Equivalents
   at End of Period                               659     804   3,263   1,387   1,387      2,421   1,541                  1,541
 =====================================================================================   =======================================


                                                                         TOTAL E&P

                                                      2004                                       2005
                                     -----------------------------------------  ---------------------------------------
                                     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                     -----------------------------------------  ---------------------------------------
    E&P Net Income ($ Millions)        1,257   1,354   1,420   1,671    5,702     1,787   1,929                  3,716
    ==========================================================================  =======================================

    Production
    Total, Including Equity Affiliates
      and Canadian Syncrude (MBOE/D)   1,611   1,563   1,484   1,596    1,563     1,600   1,537                  1,570
    --------------------------------------------------------------------------  ---------------------------------------

    E&P segment plus LUKOIL
      Investment Segment:              1,611   1,563   1,484   1,755    1,603     1,801   1,760                  1,783
    --------------------------------------------------------------------------  ---------------------------------------

    Crude Oil and Condensate (MB/D)
      Consolidated                       828     809     733     821      797       822     780                    801
      Equity affiliates                  113     104     111     103      108       120     123                    122
    --------------------------------------------------------------------------  ---------------------------------------

        Total                            941     913     844     924      905       942     903                    923
    ==========================================================================  =======================================

    Sales of crude oil produced (MB/D)   927     888     875     903      898       940     932                    936
    --------------------------------------------------------------------------  ---------------------------------------

    Natural Gas Liquids (MB/D)            76      79      87      92       84        94      80                     87
    -------------------------------------------------------------------------------------------------------------------

    Natural Gas (MMCF/D)
      Consolidated                     3,415   3,299   3,179   3,356    3,312     3,295   3,191                  3,242
      Equity affiliates                    9       4       4       4        5         5       7                      7
    --------------------------------------------------------------------------  ---------------------------------------
        Total                          3,424   3,303   3,183   3,360    3,317     3,300   3,198                  3,249
    ==========================================================================  =======================================

    Canadian Syncrude (MB/D)              23      20      22      20       21        14      21                     18
    --------------------------------------------------------------------------  ---------------------------------------

    Industry Prices (Platt's)
    Crude Oil ($/bbl)
      WTI spot                         35.23   38.31   43.86   48.29    41.42     49.70   53.03                  51.37
      Brent dated                      31.95   35.36   41.54   44.00    38.21     47.50   51.59                  49.55
    Natural Gas--Henry
      Hub 1st of month ($/MCF)          5.69    6.00    5.75    7.07     6.13      6.27    6.74                   6.51
    --------------------------------------------------------------------------  ---------------------------------------

    Average Realized Prices
    Crude Oil and Condensate ($/bbl)
      Consolidated                     32.08   35.32   40.41   42.79    37.65     44.89   48.88                  46.85
      Equity affiliates                19.27   25.48   26.19   26.55    24.18     30.38   36.11                  33.59
      Total                            30.44   34.17   38.78   40.96    36.06     43.15   46.93                  45.04
    --------------------------------------------------------------------------  ---------------------------------------

    Natural Gas Liquids ($/bbl)        25.43   26.71   30.73   35.37    30.02     33.44   35.10                  34.26
    --------------------------------------------------------------------------  ---------------------------------------

    Natural Gas ($/mcf)
      Consolidated                      4.41    4.43    4.48    5.13     4.62      5.24    5.53                   5.38
      Equity affiliates                 3.91    0.31    0.31    0.25     2.19      0.25    0.32                   0.30
      Total                             4.41    4.43    4.48    5.13     4.61      5.24    5.52                   5.38
    --------------------------------------------------------------------------  ---------------------------------------

    Exploration Charges ($ Millions)
      Dry Holes                           67      42      82      51      242        88      30                    118
      Lease Impairments                   20      63      68      24      175        20      18                     38
    --------------------------------------------------------------------------  ---------------------------------------

        Total Non-Cash Charges            87     105     150      75      417       108      48                    156
      Other (G&G and Lease Rentals)       56      58      55     117      286        63      73                    136
    --------------------------------------------------------------------------  ---------------------------------------

    Total Exploration Charges            143     163     205     192      703       171     121                    292
    ==========================================================================  =======================================

    Depreciation, Depletion and
      Amortization (DD&A) ($ Millions)   704     720     711     783    2,918       819     755                  1,574
    --------------------------------------------------------------------------  ---------------------------------------




                                                                                   U.S. E&P

                                                                        2004                                       2005
                                             -----------------------------------------  ----------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                             -----------------------------------------  ----------------------------------------

    U.S. E&P Net Income ($ Millions)             635     671     701     935    2,942       892     966                   1,858
    ==================================================================================  ========================================

     Alaska ($ Millions)                         403     397     451     581    1,832       532     572                   1,104
    ----------------------------------------------------------------------------------  ----------------------------------------

     Lower 48 ($ Millions)                       232     274     250     354    1,110       360     394                     754
    ----------------------------------------------------------------------------------  ----------------------------------------

    Production
    Total U.S. (MBOE/D)                          659     637     579     642      629       648     631                     639
    ----------------------------------------------------------------------------------  ----------------------------------------

    Crude Oil and Condensate (MB/D)
      Alaska                                     320     307     253     313      298       309     297                     303
      Lower 48                                    53      52      50      50       51        62      63                      62
    ----------------------------------------------------------------------------------  ----------------------------------------

        Total                                    373     359     303     363      349       371     360                     365
    ==================================================================================  ========================================

    Sales of crude oil produced (MB/D)           373     354     312     356      349       386     352                     369
    ----------------------------------------------------------------------------------  ----------------------------------------

    Natural Gas Liquids (MB/D)*
      Alaska                                      26      23      19      24       23        24      16                      20
      Lower 48                                    24      26      26      26       26        27      31                      29
    ----------------------------------------------------------------------------------  ----------------------------------------

        Total                                     50      49      45      50       49        51      47                      49
    ==================================================================================  ========================================

     *Includes reinjection volumes
         sold lease-to-lease:                    16      15      10      14       14        13       1                       7
    ----------------------------------------------------------------------------------  ----------------------------------------

    Natural Gas (MMCF/D)
      Alaska                                     185     147     164     163      165       185     148                     166
      Lower 48                                 1,233   1,226   1,220   1,214    1,223     1,169   1,195                   1,182
    ----------------------------------------------------------------------------------  ----------------------------------------

        Total                                  1,418   1,373   1,384   1,377    1,388     1,354   1,343                   1,348
    ==================================================================================  ========================================

    Average Realized Prices
    Crude Oil and Condensate ($/bbl)
      Alaska
        North Slope                            28.00   31.69   35.66   39.53    33.61     38.93   43.92                   41.30
    ----------------------------------------------------------------------------------  ----------------------------------------

        West Coast                             32.93   36.53   40.48   44.37    38.47     44.15   49.22                   46.55
    ----------------------------------------------------------------------------------  ----------------------------------------

      Lower 48                                 31.86   34.39   39.56   42.30    36.95     41.29   43.58                   42.45
    ----------------------------------------------------------------------------------  ----------------------------------------

      Total U.S.                               32.78   36.22   40.33   44.08    38.25     43.69   48.21                   45.86
    ----------------------------------------------------------------------------------  ----------------------------------------

    Natural Gas Liquids ($/bbl)
      Alaska                                   32.93   36.38   40.52   43.78    38.64     44.33   49.20                   47.24
    ----------------------------------------------------------------------------------  ----------------------------------------

      Lower 48                                 24.19   25.82   29.40   32.80    28.14     30.96   31.22                   31.10
    ----------------------------------------------------------------------------------  ----------------------------------------

      Total U.S.                               26.80   28.38   32.22   36.21    31.05     34.68   37.26                   36.11
    ----------------------------------------------------------------------------------  ----------------------------------------

    Natural Gas ($/mcf)
      Alaska                                    2.54    2.31    2.22    2.23     2.35      2.96    2.49                    2.72
    ----------------------------------------------------------------------------------  ----------------------------------------

      Lower 48                                  5.00    5.49    5.29    6.04     5.46      5.66    6.20                    5.93
    ----------------------------------------------------------------------------------  ----------------------------------------

      Total U.S.                                4.88    5.35    5.19    5.92     5.33      5.57    6.07                    5.83
    ----------------------------------------------------------------------------------  ----------------------------------------


    Kenai, Alaska LNG Sales
      Volume (MMCF/D)                            118      82     115     107      105       132      96                     114
    ----------------------------------------------------------------------------------  ----------------------------------------

      Sales price per MCF                       4.51    4.80    5.06    5.25     4.90      5.27    5.24                    5.26
    ----------------------------------------------------------------------------------  ----------------------------------------

    U.S. Exploration Charges ($ Millions)
      Dry Holes                                   32      32      (5)      -       59        74       8                      82
      Lease Impairments                           11      11      10      10       42        10       9                      19
    ----------------------------------------------------------------------------------  ----------------------------------------

        Total Non-Cash Charges                    43      43       5      10      101        84      17                     101
      Other (G&G and Lease Rentals)               15      19      15      37       86        12      17                      29
    ----------------------------------------------------------------------------------  ----------------------------------------

    Total U.S. Exploration Charges                58      62      20      47      187        96      34                     130
    ==================================================================================  ========================================

    Alaska Only                                   17      43       7      14       81        85      13                      98
    ----------------------------------------------------------------------------------  ----------------------------------------

    DD&A ($ Millions)
        Alaska                                   119     125     122     144      510       133     134                     267
        Lower 48                                 146     145     157     150      598       219     172                     391
    ----------------------------------------------------------------------------------  ----------------------------------------

          Total U.S.                             265     270     279     294    1,108       352     306                     658
    ==================================================================================  ========================================

                                                                     INTERNATIONAL E&P

                                                      2004                                       2005
                                     -----------------------------------------  ---------------------------------------
                                     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                     -----------------------------------------  ---------------------------------------
  International E&P
      Net Income ($ Millions)            622     683     719     736    2,760       895     963                  1,858
    ==========================================================================  =======================================

    Production
    Total, Including Equity Affiliates
      and Canadian Syncrude (MBOE/D)     952     926     905     954      934       952     906                    931
    --------------------------------------------------------------------------  ---------------------------------------

    Crude Oil and Condensate (MB/D)
      Consolidated
        Norway                           215     212     189     211      207       207     195                    201
        United Kingdom                    67      64      59      66       64        61      60                     60
        Canada                            27      25      24      24       25        23      23                     23
        China                             32      28      25      17       25        22      25                     24
        Indonesia                         15      14      14      18       15        21      16                     19
        Vietnam                           31      31      35      33       33        27      26                     26
        Timor Sea                          5      15      29      34       21        36      21                     29
        Other                             63      61      55      55       58        54      54                     54
      Equity affiliates                  113     104     111     103      108       120     123                    122
    --------------------------------------------------------------------------  ---------------------------------------

      Total                              568     554     541     561      556       571     543                    558
    ==========================================================================  =======================================

    Sales of crude oil produced (MB/D)   554     534     563     547      549       554     580                    567
    --------------------------------------------------------------------------  ---------------------------------------


    Natural Gas Liquids (MB/D)
      Norway                               9       8       8       9        8        10       9                      9
      Canada                              10      10      10      11       10        10      10                     10
      Timor Sea                            -       4      14      16        9        17       9                     13
      Other                                7       8      10       6        8         6       5                      6
    --------------------------------------------------------------------------  ---------------------------------------

      Total                               26      30      42      42       35        43      33                     38
    ==========================================================================  =======================================


    Natural Gas (MMCF/D)
      Consolidated
        Norway                           319     303     274     306      301       298     268                    283
        United Kingdom                   879     821     720     852      818       824     741                    782
        Canada                           428     437     425     442      433       417     422                    420
        Timor Sea                         40      32      35      35       35        35      35                     35
        Indonesia                        248     237     248     266      250       273     287                    280
        Vietnam                           17      15      15      19       16        18      14                     16
        Other                             66      81      78      59       71        76      81                     78
      Equity affiliates                    9       4       4       4        5         5       7                      7
    --------------------------------------------------------------------------  ---------------------------------------

        Total                          2,006   1,930   1,799   1,983    1,929     1,946   1,855                  1,901
    ==========================================================================  =======================================

    Canadian Syncrude (MB/D)              23      20      22      20       21        14      21                     18
    --------------------------------------------------------------------------  ---------------------------------------


    Average Realized Prices
    Crude Oil and Condensate ($/bbl)
      Consolidated
        Norway                         32.13   34.72   40.70   41.82    37.55     45.52   50.21                  48.14
        United Kingdom                 31.27   34.19   39.57   44.79    37.00     49.47   48.02                  48.96
        Canada                         28.95   30.58   36.16   38.44    32.92     36.96   41.09                  39.02
        China                          29.91   33.02   37.99   32.87    33.31     41.51   46.95                  44.74
        Indonesia                      32.21   36.20   42.71   45.43    39.21     46.51   47.57                  46.94
        Vietnam                        31.76   36.42   41.36   42.94    38.31     47.77   53.32                  50.46
        Timor Sea                      35.49   37.32   46.65   45.95    43.91     47.99   50.90                  49.17
        Other                          30.89   34.87   39.54   39.28    36.05     44.56   50.11                  47.52
      Equity affiliates                19.27   25.48   26.19   26.55    24.18     30.38   36.11                  33.59
      Total                            28.86   32.81   37.92   38.93    34.67     42.77   46.16                  44.51
    --------------------------------------------------------------------------  ---------------------------------------


    Natural Gas Liquids ($/bbl)
      Norway                           24.34   24.22   27.79   37.64    28.92     30.63   28.20                  29.44
      Canada                           26.38   28.58   31.15   36.61    30.77     37.37   37.66                  37.51
      Timor Sea                            -   29.13   33.96   37.11    34.94     34.40   35.99                  34.92
      Other                            18.43   18.03   22.76   19.64    19.99     21.34   22.30                  21.79
      Total                            23.53   24.69   29.53   34.59    28.96     32.35   32.03                  32.21
    --------------------------------------------------------------------------  ---------------------------------------

    Natural Gas ($/mcf)
      Consolidated
        Norway                          4.37    3.99    4.12    4.45     4.24      5.03    5.30                   5.16
        United Kingdom                  4.04    3.47    3.79    4.76     4.03      5.54    5.01                   5.29
        Canada                          4.88    5.01    4.64    5.43     5.00      5.33    6.14                   5.74
        Timor Sea                       0.43    0.45    0.46    0.49     0.46      0.52    0.52                   0.52
        Indonesia                       4.38    4.28    5.02    4.74     4.61      5.08    5.96                   5.53
        Vietnam                         1.10    0.99    1.01    1.05     1.04      1.04    1.04                   1.04
        Other                           0.66    0.59    0.62    0.97     0.69      0.70    0.59                   0.64
      Equity affiliates                 3.91    0.31    0.31    0.25     2.19      0.25    0.32                   0.30
      Total                             4.11    3.81    3.98    4.63     4.14      5.03    5.15                   5.09
    --------------------------------------------------------------------------  ---------------------------------------

    International Exploration Charges ($ Millions)
      Dry Holes                           35      10      87      51      183        14      22                     36
      Lease Impairments                    9      52      58      14      133        10       9                     19
    --------------------------------------------------------------------------  ---------------------------------------
        Total Non-Cash Charges            44      62     145      65      316        24      31                     55
      Other (G&G and Lease Rentals)       41      39      40      80      200        51      56                    107
    --------------------------------------------------------------------------  ---------------------------------------

    Total International Exploration
         Charges                          85     101     185     145      516        75      87                    162
    ==========================================================================  =======================================

    DD&A ($ Millions)                    439     450     432     489    1,810       467     449                    916
    --------------------------------------------------------------------------  ---------------------------------------


                                                                                     R&M

                                                              2004                                       2005
                                             -----------------------------------------  ----------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                             -----------------------------------------  ----------------------------------------
 R&M Net Income ($ Millions)                     464     818     708     753    2,743       700   1,110                   1,810
 =====================================================================================  ========================================

  United States ($ Millions)                     403     734     505     484    2,126       570     936                   1,506
 -------------------------------------------------------------------------------------  ----------------------------------------

  International ($ Millions)                      61      84     203     269      617       130     174                     304
 -------------------------------------------------------------------------------------  ----------------------------------------

 Market Indicators
 U.S. East Coast Crack Spread ($/bbl)           6.87    9.14    7.00    5.73     7.19      6.40    8.80                    7.60
 U.S. Gulf Coast Crack Spread ($/bbl)           6.36    9.17    6.33    4.09     6.49      6.37    9.63                    8.00
 U.S. Group Central Crack Spread ($/bbl)        6.91   11.65    8.09    5.52     8.04      7.92   11.51                    9.72
 U.S. West Coast Crack Spread ($/bbl)          16.10   24.13   17.92   17.25    18.85     19.61   22.20                   20.90
 U.S. Weighted 3:2:1 Crack Spread ($/bbl)       8.39   12.60    9.10    7.24     9.33      9.24   12.35                   10.80
 NW Europe Crack Spread ($/bbl)                 7.78   10.43   11.76   15.24    11.30     11.14   15.09                   13.12
 Singapore 3:2:1 Crack Spread ($/bbl)          10.33    9.48   13.11   17.22    12.54     13.23   13.95                   13.59
 U.S. Wholesale Gasoline Mktg Mrgn ($/bbl)      0.69    1.83    1.50    1.97     1.50      0.16    2.20                    1.18
 -------------------------------------------------------------------------------------  ----------------------------------------

 Realized Margins
 Refining Margin ($/bbl)
   U.S.                                         7.12    9.88    8.84    8.38     8.56     10.11   11.23                   10.70
   International*                               4.51    6.57    8.36   10.03     7.56      8.26    8.79                    8.52
 -------------------------------------------------------------------------------------  ----------------------------------------
 Marketing Margin ($/bbl)
   U.S.                                         1.08    1.49    1.15    1.85     1.39      0.46    2.01                    1.23
   International                                6.50    8.20    7.69    8.13     7.66      5.61    8.56                    7.14
 -------------------------------------------------------------------------------------  ----------------------------------------

*    2004 and first-quarter 2005 amounts restated to include equity affiliates.

 DD&A ($ Millions)                               186     172     202     212      772       194     197                     391
 -------------------------------------------------------------------------------------  ----------------------------------------

 Turnaround Expense ($ Millions)                  59      78      57      73      267       108     106                     214
 -------------------------------------------------------------------------------------  ----------------------------------------

 Eastern U.S.
 Crude Oil Charge Input (MB/D)                   413     375     368     346      375       403     414                     408
 Total Charge Input (MB/D)                       440     421     415     407      421       449     454                     452
 Crude Oil Capacity Utilization (%)              96%     87%     87%     82%      88%       95%     98%                     97%
 Clean Product Yield (%)                         87%     84%     87%     90%      87%       92%     88%                     90%
 -------------------------------------------------------------------------------------  ----------------------------------------

 U.S. Gulf Coast
 Crude Oil Charge Input (MB/D)                   699     709     617     689      678       659     715                     688
 Total Charge Input (MB/D)                       774     789     717     779      765       733     835                     783
 Crude Oil Capacity Utilization (%)              97%     99%     88%     98%      96%       92%    100%                     96%
 Clean Product Yield (%)                         79%     75%     78%     82%      78%       73%     79%                     76%
 -------------------------------------------------------------------------------------  ----------------------------------------

 Central U.S.
 Crude Oil Charge Input (MB/D)                   601     638     634     583      614       538     594                     566
 Total Charge Input (MB/D)                       636     673     669     614      648       577     625                     601
 Crude Oil Capacity Utilization (%)              96%    102%     99%     91%      97%       84%     93%                     89%
 Clean Product Yield (%)                         83%     83%     85%     84%      84%       86%     84%                     85%
 -------------------------------------------------------------------------------------  ----------------------------------------

 Western U.S.
 Crude Oil Charge Input (MB/D)                   392     397     392     387      392       357     410                     384
 Total Charge Input (MB/D)                       409     419     409     409      412       382     431                     407
 Crude Oil Capacity Utilization (%)             100%    101%     99%     98%      99%       90%    101%                     96%
 Clean Product Yield (%)                         81%     81%     82%     83%      82%       80%     82%                     81%
 -------------------------------------------------------------------------------------  ----------------------------------------

 TOTAL UNITED STATES
 Crude Oil Charge Input (MB/D)                 2,105   2,119   2,011   2,005    2,059     1,957   2,133                   2,046
 Total Charge Input (MB/D)                     2,259   2,302   2,210   2,209    2,246     2,141   2,345                   2,243
 Crude Oil Capacity Utilization (%)              97%     98%     93%     93%      95%       90%     98%                     94%
 Clean Product Yield (%)                         82%     80%     82%     84%      82%       82%     83%                     82%
 -------------------------------------------------------------------------------------  ----------------------------------------

 Refined Products Production (MB/D)
 Gasoline                                      1,059   1,043   1,060   1,072    1,059       968   1,071                   1,019
 Distillates                                     604     591     574     619      597       599     655                     627
 Aviation Fuel                                   167     177     164     158      167       166     174                     170
 Other                                           415     489     400     383      422       414     449                     431
 -------------------------------------------------------------------------------------  ----------------------------------------

   Total                                       2,245   2,300   2,198   2,232    2,245     2,147   2,349                   2,247
 =====================================================================================  ========================================

 Petroleum Products Sales (MB/D)
 Gasoline                                      1,315   1,328   1,366   1,415    1,356     1,302   1,426                   1,364
 Distillates                                     570     538     544     562      553       642     680                     662
 Aviation Fuel                                   178     191     200     195      191       198     214                     206
 Other                                           517     573     553     613      564       461     566                     514
 -------------------------------------------------------------------------------------  ----------------------------------------

   Total                                       2,580   2,630   2,663   2,785    2,664     2,603   2,886                   2,746
 =====================================================================================  ========================================


                                                                                    R&M (continued)

                                                                    2004                                       2005
                                                   ---------------------------------------  --------------------------------------
                                                   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                                   ---------------------------------------  --------------------------------------

 International - Consolidated - United Kingdom and Ireland
 Crude Oil Charge Input (MB/D)                         289     197     291     298    269       294     259                   277
 Total Charge Input (MB/D)                             299     216     300     308    280       307     266                   286
 Crude Oil Capacity Utilization (%)                    94%     64%    100%    102%    90%      101%     89%                   95%
 Clean Product Yield (%)                               84%     81%     83%     81%    82%       79%     76%                   78%
----------------------------------------------------------------------------------------  --------------------------------------

 International - Equity Affiliates - Net Share*
 Crude Oil Charge Input (MB/D)                         120     112     134     140    127       134     143                   138
 Total Charge Input (MB/D)                             121     113     138     145    130       137     147                   142
 Crude Oil Capacity Utilization (%)                    87%     81%     99%    103%    92%       98%    105%                  102%
 Clean Product Yield (%)                               82%     83%     81%     81%    82%       83%     82%                   82%
 -----------------------------------------------------------------------------------------  --------------------------------------

 TOTAL INTERNATIONAL
 Crude Oil Charge Input (MB/D)                         409     309     425     438    396       428     402                   415
 Total Charge Input (MB/D)                             420     329     438     453    410       444     413                   428
 Crude Oil Capacity Utilization (%)                    92%     69%     99%    102%    91%      100%     94%                   97%
 Clean Product Yield (%)                               84%     82%     82%     81%    82%       80%     78%                   79%
 -----------------------------------------------------------------------------------------  --------------------------------------

 Refined Products Production (MB/D)
 Gasoline                                              124     109     138     144    129       141     115                   128
 Distillates                                           181     136     190     190    174       186     178                   182
 Aviation Fuel                                          24      16      22      25     22        21      21                    21
 Other                                                  81      57      89      94     80        95      96                    96
 -----------------------------------------------------------------------------------------  --------------------------------------

   Total                                               410     318     439     453    405       443     410                   427
 =========================================================================================  ======================================

 Petroleum Products Sales (MB/D)
 Gasoline                                              185     180     173     180    180       185     176                   181
 Distillates                                           228     184     207     222    210       221     212                   217
 Aviation Fuel                                           6       9      10       8      8         7      10                     8
 Other                                                  82      67      82      83     79        82      79                    80
 -----------------------------------------------------------------------------------------  --------------------------------------

   Total                                               501     440     472     493    477       495     477                   486
 =========================================================================================  ======================================

 Worldwide - Including Net Share of Equity Affiliates
 Crude Oil Charge Input (MB/D)                       2,514   2,428   2,436   2,443  2,455     2,385   2,535                 2,461
 Total Charge Input (MB/D)                           2,679   2,631   2,648   2,662  2,656     2,585   2,758                 2,671
 Crude Oil Capacity Utilization (%)                    96%     93%     94%     94%    94%       92%     97%                   94%
 Clean Product Yield (%)                               82%     80%     82%     84%    82%       82%     82%                   82%
 -----------------------------------------------------------------------------------------  --------------------------------------

 Refined Products Production (MB/D)
 Gasoline                                            1,183   1,152   1,198   1,216  1,188     1,109   1,186                 1,147
 Distillates                                           785     727     764     809    771       785     833                   809
 Aviation Fuel                                         191     193     186     183    189       187     195                   191
 Other                                                 496     546     489     477    502       509     545                   527
 -----------------------------------------------------------------------------------------  --------------------------------------

   Total                                             2,655   2,618   2,637   2,685  2,650     2,590   2,759                 2,674
 =========================================================================================  ======================================

 Petroleum Products Sales (MB/D)
 Gasoline                                            1,500   1,508   1,539   1,595  1,536     1,487   1,602                 1,545
 Distillates                                           798     722     751     784    763       863     892                   879
 Aviation Fuel                                         184     200     210     203    199       205     224                   214
 Other                                                 599     640     635     696    643       543     645                   594
 -----------------------------------------------------------------------------------------  --------------------------------------

   Total                                             3,081   3,070   3,135   3,278  3,141     3,098   3,363                 3,232
 =========================================================================================  ======================================

*    Represents  18.75  percent  interest  in a refinery  complex at  Karlsruhe, Germany;  16.33 percent interest in two refineries in Kralupy and Litvinov,  Czech Republic; and 47 percent interest in a refinery at Melaka, Malaysia.


                                                                       LUKOIL INVESTMENT

                                                      2004                                       2005
                                     -----------------------------------------  ---------------------------------------
                                     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                     -----------------------------------------  ---------------------------------------
    LUKOIL Investment
      Net Income ($ Millions)              -       -       -      74       74       110     148                    258
    ==========================================================================  =======================================
    Upstream
    Production*
    Net crude oil production (MB/D)        -       -       -     150       38       190     215                    203
    Net natural gas production (MMCF/D)    -       -       -      51       13        67      50                     58
    BOE Total (MBOE/D)                     -       -       -     159       40       201     223                    213
    -------------------------------------------------------------------------------------------------------------------
     * Represents our estimated net share of LUKOIL's production.

    Industry Prices
    Crude Oil ($/bbl)
      Urals crude (CIF Mediterranean)      -       -       -   38.82    38.82     43.21   48.49                  45.87
    --------------------------------------------------------------------------  ---------------------------------------

    Downstream
    Refinery Throughput*
    Crude Processed (MB/D)                 -       -       -      77       19        92     102                     97
    -------------------------------------------------------------------------------------------------------------------
     * Represents our estimated net share of LUKOIL's crude processed.




                                                                           MIDSTREAM

                                                      2004                                       2005
                                     -----------------------------------------  ---------------------------------------
                                     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                     -----------------------------------------  ---------------------------------------


    Midstream Net Income ($ Millions)     55      42      38     100      235       385      68                    453
    ==========================================================================  =======================================

    U.S. Equity Affiliate ($ Millions)*   33      33      26      51      143       359      51                    410
    --------------------------------------------------------------------------  ---------------------------------------

    Natural Gas Liquids Extracted (MB/D)
    Consolidated
      United States                       54      24      28      23       32        23      21                     22
      International                       47      33      49      49       45        53      44                     48
    Equity Affiliates
      United States*                     109     112     111     113      111       110     112                    111
      International                        6       5       6       7        6         6       6                      6
    --------------------------------------------------------------------------  ---------------------------------------

    Total                                216     174     194     192      194       192     183                    187
    ==========================================================================  =======================================

     * Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS).

    Natural Gas Liquids Fractionated (MB/D)
    United States*                       158     144     145     140      147       149     131                    140
    International                         63      43      62      62       58        64      55                     59
    --------------------------------------------------------------------------  ---------------------------------------

    Total                                221     187     207     202      205       213     186                    199
    ==========================================================================  =======================================
     * Excludes DEFS.

    Product Prices
    Weighted Average NGL ($/bbl)*
      Consolidated                     25.68   26.42   31.03   34.40    29.38     31.95   32.49                  32.22
      DEFS                             24.81   25.61   30.27   33.69    28.60     30.61   31.33                  30.97
    --------------------------------------------------------------------------  ---------------------------------------
    * Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.


    DD&A ($ Millions)                     13       9      11      10       43         9       8                     17
    --------------------------------------------------------------------------  ---------------------------------------




                                                                           CHEMICALS

                                                      2004                                       2005
                                     -----------------------------------------  ---------------------------------------
                                     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                     -----------------------------------------  ---------------------------------------
    Chemicals
      Net Income (Loss) ($ Millions)      39      46      81      83      249       133      63                    196
    ==========================================================================  =======================================

    Industry Margins (Cents/Lb)*
    Ethylene industry cash margin       9.38   10.70    8.27   12.22    10.14     18.11   12.76                  15.44
    HDPE industry contract sales margin 9.43    9.21    9.23   11.68     9.89     12.09   12.01                  12.05
    Styrene industry contract sales
         margin                        13.06   13.33   13.73   13.40    13.38     13.91   13.63                  13.77
    -------------------------------------------------------------------------------------------------------------------

*    Prices,  economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information  collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice.  CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.




                                                                      EMERGING BUSINESSES

                                                      2004                                       2005
                                     -----------------------------------------  ---------------------------------------
                                     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                     -----------------------------------------  ---------------------------------------
    Emerging Businesses
      Net Income (Loss) ($ Millions)     (22)    (29)    (27)    (24)    (102)       (8)     (8)                   (16)
    ==========================================================================  =======================================

    Detail of Net Income (Loss) ($ Millions)
    Technology Solutions                  (4)     (4)     (3)     (7)     (18)       (2)     (4)                    (6)
    Gas-to-Liquids                        (9)     (7)     (9)     (8)     (33)       (7)     (7)                   (14)
    Power                                 (4)    (16)     (8)     (3)     (31)        2       9                     11
    Other                                 (5)     (2)     (7)     (6)     (20)       (1)     (6)                    (7)
    --------------------------------------------------------------------------  ---------------------------------------
    Total                                (22)    (29)    (27)    (24)    (102)       (8)     (8)                   (16)
    ==========================================================================  =======================================




                                                                      CORPORATE AND OTHER

                                                      2004                                       2005
                                     -----------------------------------------  ---------------------------------------
                                     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                     -----------------------------------------  ---------------------------------------
    Corporate and Other
      Net Income (Loss) ($ Millions)    (177)   (156)   (214)   (225)    (772)     (195)   (172)                  (367)
    ==========================================================================  =======================================

    Detail of Net Income (Loss) ($ Millions)
    Net interest expense                (113)   (143)   (149)   (109)    (514)     (101)    (84)                  (185)
    Corporate overhead                   (48)    (52)    (51)    (61)    (212)      (58)    (46)                  (104)
    Discontinued operations               13      62      (5)    (48)      22       (11)      7                     (4)
    Merger-related costs                 (14)      -       -       -      (14)        -       -                      -
    Accounting change                      -       -       -       -        -         -       -                      -
    Other                                (15)    (23)     (9)     (7)     (54)      (25)    (49)                   (74)
    --------------------------------------------------------------------------  ---------------------------------------

    Total                               (177)   (156)   (214)   (225)    (772)     (195)   (172)                  (367)
    ==========================================================================  =======================================


    Before-Tax Net Interest Expense ($ Millions)
    Interest expense                    (260)   (263)   (222)   (231)    (976)     (226)   (219)                  (445)
    Capitalized interest                 115     104     121      90      430        88      91                    179
    Interest revenue                      16      12       8      11       47        25      24                     49
    Receivables monetization related      (1)     (1)      3       1        2        (1)      -                     (1)
    Premium on early debt retirement       -       -     (58)      -      (58)       (9)      -                     (9)
    --------------------------------------------------------------------------  ---------------------------------------

                                        (130)   (148)   (148)   (129)    (555)     (123)   (104)                  (227)
    ==========================================================================  =======================================

    Debt
    Total Debt ($ Millions)           17,109  15,619  15,486  15,002   15,002    14,012  14,013                 14,013
    Debt-to-Capital Ratio                32%     29%     28%     26%      26%       23%     22%                    22%
    --------------------------------------------------------------------------  ---------------------------------------


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